Supplement dated March 1, 2013 to the Prospectus dated May 1, 1998 for
Select Guard Annual Premium Variable Life Insurance

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1998 for the Select Guard Annual Premium Variable Life Insurance Policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account C and marketed under the name “Select Guard”.

Effective March 1, 2013, the benefit available to you under the heading “Right to Exchange for Fixed-Benefit Life Insurance” (at page 27) is amended. Effective March 1, 2013, the Policyowner may exchange a Policy for an annual premium fixed-benefit whole life insurance policy issued by GIAC or an affiliate, at any time prior to the insured’s Attained Age 90 without having to prove that the insured meets our insurance requirements. All other provisions of this benefit and the prospectus shall remain unchanged.

This benefit may not be available in all states. Please contact your registered representative for more information.

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THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE